UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2026

FREEDOM HOLDING CORP.
(Exact name of registrant as specified in its charter)

Nevada	001-33034	30-0233726
(State or other jurisdiction of incorporation)	Commission File Number)	(IRS Employer Identification No.)

40 Wall Street, 58th Floor, New York, NY
(Address of principal executive offices)

10005
(Zip code)

(212) 980 4400
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	FRHC	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicated by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 25, 2026, Evgeny Ler resigned from his position as Chief Financial Officer of Freedom Holding Corp. (the "Company"), effective the same date. Mr. Ler is expected to serve as a special advisor to the Company's Chief Executive Officer Timur Turlov, focusing on financing and M&A activities.

On June 25, 2026, the Company appointed Valeriy Kim, 37, as its Chief Financial Officer, effective immediately.

Mr. Kim has served as Vice President of Finance of the Company and Chief Executive Officer of Freedom Holding Operations LLP, a subsidiary of the Company, since 2024. From 2020 to 2024, he served as Chief Financial Officer of Freedom Finance Global PLC, also a subsidiary of the Company.

Mr. Kim has no family relationships with any of the Company's directors or executive officers. There are no arrangements or understandings between the newly appointed CFO and any other person pursuant to which Mr. Kim was appointed as CFO. There are no related party transactions between the Company and the newly appointed CFO that would require disclosure under Item 404(a) of Regulation S-K.

Following the recommendation of the Company's Compensation Committee, the Company's Board of Directors authorized and approved the following compensatory arrangements for Mr. Kim in his capacity as the Company's Chief Financial Officer:

Mr. Kim will be entitled to an annual base salary of $1,132,692 and an annual cash bonus of $1,000,000. The payment of the bonus will be based on the Company's existing compensation program terms and objectives. In addition, Mr. Kim's compensation package includes an annual award of 15,000 shares of the Company's common stock with an estimated grant value of $2,155,500, based on the latest market transaction price available as of the date of the Board's resolution.

On June 29, 2026, the Company published a press release announcing the appointment of Mr. Kim as CFO. A copy of the press release is included herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press release dated June 29, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREEDOM HOLDING CORP.

Date: June 29, 2026	By:	/s/ Assel Mussina
Assel Mussina
Corporate Secretary

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